UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2018

MADRIGAL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33277 (Commission File Number)	04-3508648 (IRS Employer Identification No.)

Four Tower Bridge 200 Barr Harbor Drive, Suite 400 West Conshohocken, Pennsylvania	19428
(Address of principal executive offices)	(Zip Code)

(484) 380-9263

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

Madrigal Pharmaceuticals, Inc. (the “Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”) at 9:00 a.m., Eastern time, on Tuesday, June 19, 2018 at The Rittenhouse, 210 West Rittenhouse Square, Philadelphia, PA 19103.  As of April 27, 2018, the record date for the Annual Meeting, the Company had 14,250,726 shares of its common stock outstanding and entitled to vote, of which 13,657,308 shares of the Company’s common stock were present in person or represented by proxy and entitled to vote at the Annual Meeting. The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting.  These matters are described in more detail in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 27, 2018 (the “Proxy Statement”).

Proposal No. 1:  The Company’s stockholders elected each of the two Class II nominees named below to serve on the Company’s Board of Directors for a three-year term expiring at the Company’s 2021 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Class I Nominee	Votes For	Votes Withheld	Broker Non-votes
Fred B. Craves, Ph.D.	11,999,398	44,457	1,613,453
Rebecca Taub, M.D.	11,869,007	174,848	1,613,453

Proposal No. 2:  The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
13,613,082	17,233	26,993	—

Proposal No. 3:  The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
11,968,391	63,946	11,518	1,613,453

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADRIGAL PHARMACEUTICALS, INC.

Date: June 22, 2018	/s/ Marc R. Schneebaum
Marc R. Schneebaum
Chief Financial Officer

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